UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2019

WESTWOOD HOLDINGS GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31234	75-2969997
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
200 Crescent Court, Suite 1200
Dallas, Texas 75201
(Address of principal executive offices, including zip code)
(214) 756-6900
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously announced and as further described under Item 5.07, on April 24, 2019, Westwood Holdings Group, Inc. (the “Company”) held its annual meeting of stockholders in Dallas, Texas (the “Annual Meeting”).
The Company’s stockholders approved the Sixth Amended and Restated Westwood Holdings Group, Inc. Stock Incentive Plan (the “Incentive Plan”). The material revisions of the Incentive Plan included:

•	Increase the total number of shares currently authorized under the Incentive Plan by 200,000 shares; and

•	Allow stock appreciation rights, restricted stock units and other stock-based awards to be awarded under the Plan.
The Incentive Plan was included as Appendix A to the Definitive Proxy Statement filed with the SEC on March 19, 2019.
The Company's stockholders approved an amendment to each of the Company's Amended and Restated Certificate of Incorporation, as amended, and Amended and Restated Bylaws, as amended, to allow any director or the entire Board of Directors to be removed, with or without cause, by a simple majority vote. The amendments were included as Appendices B and C to the Definitive Proxy Statement filed with the SEC on March 19, 2019.

Item 5.07	Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, the following Proposals 1, 2, 3, 4 and 5 were approved by the Company’s stockholders. No other business was brought before the Annual Meeting. The Proposals are described in detail in the Company’s definitive proxy statement filed with the SEC on March 19, 2019. The voting results for the Annual Meeting are set forth below.

(a)
Proposal 1: The stockholders elected the directors listed below to hold office until the next annual meeting and until their respective successors shall have been duly elected and qualified. The voting results for this Proposal 1 were as follows:

Nominee	For	Withheld	Broker Non-Vote
Brian O. Casey	6,452,440	81,856	1,621,484
Richard M. Frank	6,415,500	118,796	1,621,484
Susan M. Byrne	6,354,946	179,350	1,621,484
Ellen H. Masterson	6,450,356	83,940	1,621,484
Geoffrey R. Norman	6,425,190	109,106	1,621,484
Raymond E. Wooldridge	6,223,095	311,201	1,621,484

(b)	Proposal 2: The stockholders ratified Deloitte & Touche LLP as the Company’s independent auditors for the year ending December 31, 2019. The voting results for this Proposal 2 were as follows:

For	Against	Abstain
8,029,627	118,356	7,797

(c)	Proposal 3: The stockholders approved the Sixth Amended and Restated Westwood Holdings Group, Inc. Stock Incentive Plan. The voting results for this Proposal 3 were as follows:

For	Against	Abstain	Broker Non-Vote
5,678,793	849,177	6,326	1,621,484
(d) Proposal 4: The stockholders approved, on a non-binding, advisory basis, the Company's executive compensation. The voting results for this Proposal 4 were as follows:

For	Against	Abstain	Broker Non-Vote
4,181,825	2,323,080	29,391	1,621,484

(e) Proposal 5: The stockholders approved an amendment to each of the Company's Amended and Restated Certificate of Incorporation, as amended, and the Amended and Restated Bylaws, as amended. The voting results for this Proposal 5 were as follows:

For	Against	Abstain	Broker Non-Vote
6,489,742	38,108	6,446	1,621,484

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTWOOD HOLDINGS GROUP, INC.

Date: April 24, 2019	/s/ Brian O. Casey
Brian O. Casey
President and Chief Executive Officer